UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment no.     )

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RS Variable Products Trust

(Name of Registrant as Specified in its Charter)

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THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

3900 Burgess Place

Bethlehem, Pennsylvania 18017-9097

October 23, 2009

Dear Contract Owner:

We are writing to notify you that a meeting of the shareholders of RS Asset Allocation VIP Series (the “Fund”), a series of RS Variable Products Trust (the “Trust”), will be held on December 14, 2009, at 9:00 a.m., Pacific Time, at the office of the Trust at 388 Market Street, 17th Floor, San Francisco, California 94111 (the “Meeting”). Although The Guardian Life Insurance Company of America and the separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) are the only shareholders of the Fund, you are receiving this letter and the enclosed Proxy Statement because you own a variable annuity contract or a variable life insurance policy issued by GIAC, which will vote the shares attributable to the Fund at the Meeting in accordance with the voting instructions received from contract owners.

As a contract owner, you have the right to instruct GIAC as to the manner in which shares of the Fund attributable to your variable annuity contract or variable life insurance policy should be voted. You are being asked to provide your voting instructions to GIAC on a proposal to liquidate the Fund, as described below. The enclosed proxy materials provide more information about the proposed Plan of Liquidation (as defined below), and a voting instruction card is enclosed for you to submit your instructions. GIAC will accept voting instructions up until the close of business on December 11, 2009.

On October 7, 2009, the Board of Trustees of the Trust considered and approved the liquidation and termination of the Fund subject to the approval by the Fund’s shareholders of a plan of liquidation (the “Plan of Liquidation”). If the proposed Plan of Liquidation is approved by the Fund’s shareholders, the Fund will, by the Liquidation Date (as defined below): (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund; and (4) wind up its operations and terminate its existence. If the proposed Plan of Liquidation is approved, the Fund expects to be liquidated on or about December 17, 2009 (the “Liquidation Date”).

If, by the Liquidation Date, you have not yet transferred your interest in your contract or policy to another allocation option, or have not provided transfer instructions to GIAC, upon the liquidation of the Fund, GIAC will transfer any amounts received from the Fund to RS Money Market VIP Series, a separate series of the Trust, as a substitute for your interest in the Fund.

The proposed liquidation and subsequent transfer to RS Money Market VIP Series will not affect the value of your interest in your variable annuity contract or variable life insurance policy. You may transfer your interest in the Fund to any of the other allocation options available under your variable annuity contract or variable life insurance policy in accordance with the terms of your contract or policy at any time prior to the Liquidation Date free of any transfer charges. If GIAC transfers the liquidation proceeds of your contract or policy to RS Money Market VIP Series, you may subsequently transfer your interest in RS Money Market VIP Series free of any transfer charges for a period of sixty (60) days after the Liquidation Date. GIAC has informed the Board that the proposed liquidation, as well as contract value transfers in anticipation or subsequent to the proposed liquidation, will not create federal income tax liability for you in connection with your variable annuity contract or variable life insurance policy.

Your voting instructions on the proposal are important. Please provide your voting instructions as soon as possible to eliminate the need for additional solicitations. You may provide your voting instructions by filling out the enclosed voting instruction card and returning it to us, by calling the toll-free telephone number included on your voting instruction card, or by logging on to the Internet address located on the enclosed voting instruction card and following the instructions on the website. If we do not receive your voting instructions as the Meeting date approaches, we or our solicitation firm may contact you to obtain your voting instructions. If you have any questions about the proxy materials or need assistance, please call 1-800-221-0697.

You are encouraged to submit transfer instructions as to the reinvestment of your contract values currently allocated to the Fund to other allocation options prior to the Liquidation Date. GIAC will implement a transfer upon receiving your written, telephone or electronic instructions in good order at its Customer Service Office, 3900 Burgess Place, Bethlehem, PA 18017. Please call 1-800-221-3253 for more information.

We look forward to receiving your voting instructions. Thank you for your attention to this matter.

Sincerely,
The Guardian Insurance & Annuity Company, Inc.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE. CONTRACT OWNERS ARE URGED TO PROMPTLY SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION CARD(S) IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

2

RS VARIABLE PRODUCTS TRUST

RS Asset Allocation VIP Series

388 Market Street

17th Floor

San Francisco, California 94111

NOTICE OF MEETING OF SHAREHOLDERS

To shareholders of RS Asset Allocation VIP Series (the “Fund”), a series of RS Variable Products Trust (the “Trust”):

NOTICE IS HEREBY GIVEN of a meeting of the shareholders (the “Meeting”) of the Fund that will be held at the offices of the Trust at the address set forth above on December 14, 2009, at 9:00 a.m., Pacific Time, to consider and vote on the following:

1. Approval of the Plan of Liquidation to liquidate the Fund and distribute the liquidation proceeds to the shareholders of the Fund, all as described in the attached Proxy Statement; and

2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

The proposal is described in the attached Proxy Statement, and a form of the Plan of Liquidation is attached as Appendix A to the Proxy Statement. Please call 1-800-221-3253 if you have any questions relating to attending the Meeting. The Proxy Statement, the Annual Report to Shareholders for the fiscal year ended December 31, 2008, and the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2009, for the Fund are available at www.guardianinvestor.com.

The Board of Trustees of the Trust has fixed the close of business on October 9, 2009 as the record date for the Meeting. Shareholders of record as of the record date are entitled to notice of, and to vote at, the Meeting.

By Order of the Board of Trustees,
BENJAMIN L. DOUGLAS
Secretary

October 23, 2009

RS VARIABLE PRODUCTS TRUST

RS ASSET ALLOCATION VIP SERIES

388 Market Street

17th Floor

San Francisco, California 94111

Proxy Statement

Meeting of Shareholders to be held on December 14, 2009

This Proxy Statement is furnished by and on behalf of the Board of Trustees of RS Variable Products Trust, a Massachusetts business trust (the “Trust”), with respect to RS Asset Allocation VIP Series (the “Fund”), a series of the Trust. This Proxy Statement is being furnished in connection with the Meeting of Shareholders (the “Meeting”) to be held on December 14, 2009, at 9:00 a.m., Pacific Time, at the office of the Trust at 388 Market Street, 17th Floor, San Francisco, California 94111, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of a Meeting of Shareholders (the “Notice”). The Notice and this Proxy Statement with its enclosures are first being made available to the shareholders of the Fund on or about October 30, 2009.

The Fund issues and sells its Class I shares (the “Shares”) to separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). These separate accounts hold shares of mutual funds, including the Fund, which fund benefits under variable annuity contracts and variable life insurance policies which are issued by GIAC (“Variable Contracts”). Owners of Variable Contracts (“Contract Owners”) allocate the value of their contracts among these separate accounts, and through the separate accounts have an indirect beneficial interest in the Fund. However, as the owner of the assets in the separate accounts, GIAC is the shareholder of record of the Fund, and will vote any Shares held directly and on behalf of each such separate account in accordance with the voting instructions received from Contract Owners.

At the Meeting, GIAC, on behalf of each separate account, will vote on a proposed plan (the “Plan of Liquidation”) to liquidate the Fund and distribute the liquidation proceeds to the Fund’s shareholders (the “Proposal”). If the Proposal is approved by the Fund’s shareholders, the Fund will be liquidated on or about December 17, 2009 (the “Liquidation Date”).

The Board of Trustees of the Trust has fixed the close of business on October 9, 2009 as the record date for the Meeting (the “Record Date”).

GIAC has informed the Fund as follows: Contract Owners are eligible to provide voting instructions to GIAC for use at the Meeting if, at the close of business on the Record Date, they owned a Variable Contract and some or all of the value of the Variable Contract was allocated for investment in the Fund. GIAC requests that eligible Contract Owners provide their voting instructions on the Proposal. GIAC will vote Fund shares attributable to a Contract Owner’s Variable Contract in accordance with the voting instructions provided by the Contract Owner that are received by GIAC by the close of business on December 11, 2009. If a voting instruction card is signed and dated properly, but gives no voting instructions, GIAC will vote the shares FOR the Proposal. GIAC will vote the Fund’s shares attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. The Guardian Life Insurance Company of America (“Guardian Life”) owns Shares for its own account and will vote the Shares of the Fund that it owns beneficially in the same proportion as the Shares for which GIAC receives voting instructions. As a result, a relatively small number of Contract Owners may determine the outcome of the vote. GIAC will accept voting instructions up until the close of business on December 11, 2009. Contract Owners may revoke their voting instructions by submitting subsequent voting instructions by the close of business on December 11, 2009.

The mailing address of the Trust is 388 Market Street, 17th Floor, San Francisco, California 94111. Solicitation of voting instructions by personal interview, mail, and telephone may be made by employees of GIAC or its affiliates (who will receive no compensation therefor in addition to their regular salaries). In addition, the firm of Broadridge Financial Solutions, Inc. (“Broadridge”) has been retained to assist in the solicitation of voting instructions at a cost that is not expected to exceed $10,000 (of which $3,100 represents a fixed fee and the remainder represents expenses that could vary). In addition to amounts expected to be paid to Broadridge, an additional $5,106 in costs is expected to be incurred in printing and mailing expenses. Because they are not subject to a predetermined limit, however, actual costs may be substantially higher. The Fund will bear all of the costs associated with its liquidation, including legal and administrative expenses, brokerage commissions and other direct expenses of liquidating portfolio investments, and costs associated with the preparation, filing, printing, and mailing of this Proxy Statement and any related materials, the solicitation of voting instructions (including the fees and expenses of Broadridge), and conducting the Meeting.

As of the Record Date, there were outstanding 3,951,585.938 Class I shares of the Fund. Only Class I shares of the Fund are currently outstanding.

Each whole Class I Share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.

I. THE PROPOSAL

Background

On October 7, 2009, the Board of Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), based on the recommendation of RS Investment Management Co. LLC, the Fund’s investment adviser (“RS Investments”), determined that the Fund should be liquidated and terminated, subject to shareholder approval of the proposed Plan of Liquidation. A form of the Plan of Liquidation is attached hereto as Exhibit A. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, you should read Exhibit A.

Subject to the approval of the Proposal by the shareholders of the Fund, the Fund will be eliminated as an allocation option under each Variable Contract after the liquidation is effected, and its outstanding shares will be cancelled. GIAC has informed the Fund that it will transfer the interests of Contract Owners who have not otherwise given transfer instructions prior to the Liquidation Date to RS Money Market VIP Series, a separate series of the Trust (the “Money Market Fund”), upon receipt of the liquidating distribution from the Fund, as discussed below.

Reasons for the Proposed Liquidation

The Fund has underperformed its benchmark index for various periods and has not been able to achieve a sufficient size to enjoy many of the economies of scale available to larger mutual funds, and RS Investments believes that it is unlikely the Fund will grow significantly in the foreseeable future. RS Investments therefore recommended that the Board approve the liquidation of the Fund.

At its meeting on October 7, 2009, the Board considered a number of factors, including the performance of the Fund, the amount of the Fund’s net assets, and information from RS Investments regarding the outlook for the Fund. The Board considered alternatives to liquidating the Fund, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Fund’s shareholders. The Board also considered representations from GIAC that (i) if, by the Liquidation Date, contract owners have not provided transfer instructions to GIAC, upon the liquidation of the Fund, GIAC would transfer any amounts received from the Fund to the Money Market Fund; (ii) contract owners would have the right to subsequently transfer their interests in the Money Market Fund free of any transfer charges for a period of sixty (60) days following the liquidation; and (iii) the proposed liquidation, as well as contract value transfers in anticipation or subsequent to the proposed liquidation, would not create federal income tax liability for contract owners. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Fund’s shareholders.

Although shareholder approval is not necessary to liquidate the Fund, GIAC requested that the Board solicit shareholder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Fund to the Money Market Fund.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and termination of the Fund subject to the approval by the Fund’s shareholders of the Plan of Liquidation.

Plan of Liquidation

If the Plan of Liquidation is approved by the shareholders of the Fund, the Fund will, by the Liquidation Date, (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets, (2) pay any liabilities, (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund, and (4) wind up its operations and terminate its existence. If the Plan of Liquidation is not approved by the shareholders of the Fund, the Board will consider what other action should be taken with respect to the Fund.

The Board of Trustees is recommending that the shareholders vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, GIAC is encouraging Contract Owners to provide it with voting instructions to vote “FOR” approval of the Plan of Liquidation.

II. ADDITIONAL INFORMATION RELATING TO THE PROPOSAL

The following discussion in this Part II is based on information provided to the Fund by GIAC.

Transfer Rights

GIAC is encouraging Contract Owners to submit transfer instructions in order to transfer their contract values currently allocated to the Fund to other allocation options available under their Variable Contracts prior to the Liquidation Date. On the Liquidation Date and on behalf of Contract Owners who have not exercised their transfer rights prior to the Liquidation Date, GIAC will take one of two actions: (1) for Contract Owners who have provided transfer instructions, GIAC will transfer any contract value representing liquidation proceeds from the Fund to the allocation option(s) selected by the Contract Owners in accordance with their prior instructions, or (2) for Contract Owners who have not provided transfer instructions prior to the Liquidation

Date, GIAC will transfer contract value representing liquidation proceeds from the liquidating Fund to the subaccount investing in shares of the Money Market Fund.

The proposed liquidation of the Fund will not in any way affect the rights of Contract Owners or the obligations of GIAC under the Variable Contracts. As of the date of this Proxy Statement, Contract Owners may transfer contract value out of any subaccount investing in the Fund free of any otherwise applicable transfer charge at any time without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge. Likewise, for sixty (60) days following the liquidation of the Fund, Contract Owners may transfer contract value transferred from a subaccount investing in the Fund out of the subaccount investing in the Money Market Fund free of any otherwise applicable transfer charge and without that transfer counting as one of a limited number of transfers permitted during any period or a limited number of transfers permitted during any period free of charge.

If a Contract Owner does not provide transfer instructions, the liquidation of the Fund will have the effect of substituting Class I shares of the Money Market Fund for Class I Shares of the Fund held in any subaccount currently investing in the Fund. Therefore, a vote to approve the Plan of Liquidation is a vote in favor of such a substitution for Contract Owners who do not provide transfer instructions.

Shortly after the proposed liquidation, GIAC will send to each Contract Owner whose contract value was transferred to a subaccount investing in the Money Market Fund a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that their contract values have been transferred and requesting that they submit a transfer request in the event that they do not want to remain invested in the Money Market Fund.

Contract Owners will not incur any transfer fees or other charges under the Plan of Liquidation. The Fund will bear all of the costs associated with its liquidation, including legal and administrative expenses, brokerage commissions and other direct expenses of liquidating portfolio investments, and costs associated with the preparation, filing, printing, and mailing of this Proxy Statement and any related materials, the solicitation of voting instructions (including the fees and expenses of Broadridge), and conducting the Meeting.

For a description of the other allocation options available under a particular Variable Contract prior to and after the Liquidation Date, please refer to such Variable Contract and/or the related prospectus. Contract Owners may obtain a Variable Contract prospectus and applicable allocation options free of charge by contacting Guardian Investor Services LLC (“GIS”) at 1-800-221-3253, by writing to GIS at 7 Hanover Square, New York, New York 10004, or by visiting GIS’ Web site at www.guardianinvestor.com.

Federal Income Tax Consequences

The following information is being furnished by GIAC for the information of Contract Owners.

The liquidation and subsequent transfer of contract value currently allocated to the Fund to the subaccount that invests in Class I shares of the Money Market Fund will not create any tax liability for Contract Owners, and Contract Owners will not incur any tax liability for exercising their transfer rights. Contract Owners who have their interests transferred from the Fund to the Money Market Fund on the Liquidation Date will not incur any tax liability in connection with such transfers.

The foregoing is only a summary of the principal U.S. federal income tax consequences of the liquidation of the Fund and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the issues discussed above. You may wish to consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

III. FUND INFORMATION

Investment Adviser

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser of the Fund. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $10.2 billion in assets as of December 31, 2008.

GIS, a wholly owned subsidiary of Guardian Life, owns a majority of the ownership interests in RS Investments. No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President. Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life (Dennis J. Manning), three other members designated by GIS, two members of the management of RS Investments, and two members selected jointly by GIS and the management of RS Investments.

Pursuant to advisory agreements between RS Investments and the Trust (the “Advisory Agreement”), RS Investments, at its expense, furnishes investment management services with respect to the assets of the Fund, consistent with its investment objective and policies and subject to the supervision of the Trust’s Board of Trustees. In addition, the Advisory Agreement states that RS Investments provides certain administrative services needed for the management and operation of the Fund, and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Fund are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

Investment Subadviser

GIS serves as investment subadviser for the Fund. GIS is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Corporation, a New York corporation organized in 1968. GIS is a subsidiary of Guardian Life.

Principal Underwriter

GIS is the principal underwriter of the Shares of the Fund, and of variable annuity contracts and variable life insurance policies issued by GIAC. The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which governs the sale and distribution of Class I Shares of the Fund. Shares of the Fund are offered continuously; however, the Trust reserves the right to cease the offer of any such Shares at any time, subject to applicable laws, rules and regulations. GIS receives no compensation from the Trust or from purchasers of the Shares of the Fund for acting as distributor of the Shares of the Fund.

Administrative Services

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (“State Street”) provides certain administrative services, including treasury and tax related services, to the Fund pursuant to an administration agreement between State Street and the Fund. For its services under the agreement, State Street has the right to receive fees from the Fund based on a written fee schedule as may be agreed to from time to time between State Street and the Fund.

Share Ownership

As of the Record Date, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund, both beneficially and of record.

As of the Record Date, the following shareholders owned of record or beneficially five percent or more of the Fund:

Shareholder Name and Address	Number of Shares Owned	Percentage of Outstanding Shares Owned
The Guardian Insurance & Annuity Company, Inc. 7 Hanover Square New York, New York 10004	1,306,324.636 shares owned of record	44.32%

The Guardian Life Insurance Company of America 7 Hanover Square New York, New York 10004	2,200,327.422 shares owned beneficially and of record	55.68%

GIAC and Guardian Life may each be deemed to be a control person of the Fund by virtue of record ownership of substantially all of the Fund’s shares. Based on information provided by GIAC, no Contract Owner owned beneficially 5% or more of the Fund’s outstanding shares as of the Record Date.

IV. FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Voting Information

The Board has fixed the close of business on October 9, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any postponements or adjournments thereof.

Quorum and Required Vote

The Trust’s Agreement and Declaration of Trust provides that forty percent (40%) of the shares entitled to vote on a matter shall constitute a quorum for the transaction of business on that matter at a meeting. This means that at least 40% of the Fund’s shares entitled to vote on a Proposal must be represented at the Meeting either in person or by proxy. Because Guardian Life and GIAC are the shareholders of record of the Fund, the presence of Guardian Life and GIAC at the Meeting in person or by proxy will meet the quorum requirement for the Fund.

Approval of the Plan of Liquidation requires the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940) of the Fund, which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Trust to act as inspectors of election for the Meeting. The inspectors of election will count the total number of votes cast “for” approval of the proposals for purposes of determining a quorum and whether a sufficient number of affirmative votes have been cast.

Voting Instruction Process

The following information is being furnished by GIAC for the information of Contract Owners.

Contract Owners may provide voting instructions by mail, by filling out and returning the enclosed voting instruction card. If you are eligible to give voting instructions for more than one Variable Contract, you must submit separate voting instructions for each Variable Contract to provide instructions for all of the shares in which you have an interest.

To submit voting instructions by mail, please mark, sign, date and return all of the enclosed voting instruction card(s), as applicable, following the instructions printed on the card. If you are an individual Contract Owner, please sign exactly as your name appears on the voting instruction card when you provide your voting instructions. Any owner or holder of a Variable Contract may sign the voting instruction card, but the signer’s name must exactly match a name that appears on the card.

Contract Owners may also provide their voting instructions by telephone or by using the Internet. To provide voting instructions via automated telephone service, call the toll-free number listed on your voting instruction card. To provide voting instructions via the Internet, log on to the Internet address located on your voting instruction card.

As the Meeting date approaches, Contract Owners may receive a telephone call from a representative of Broadridge Financial Solutions, Inc. (“Broadridge”), the Trust’s proxy solicitor, if their voting instruction card(s) have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below.

In all cases where a voting instruction is solicited by telephone, the Broadridge representative is required to ask for each Contract Owner’s full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner has received the proxy materials in the mail. If the Contract Owner is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge, then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy or voting instruction card and ask for the Contract Owner’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner how to vote, other than reading any recommendation set forth in this Proxy Statement. Broadridge will record the Contract Owner’s instructions on the card. Within 72 hours, the Contract Owner will be sent a letter or mailgram to confirm his or her instruction and asking the Contract Owner to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. Contract Owners can contact Broadridge at 1-800-221-0697 with any additional questions.

GIAC will vote its shares in accordance with the voting instructions for the Fund actually received from Contract Owners in the separate accounts through which it offers Variable Contracts; it will vote the Shares of the Fund attributable to Variable Contracts for which it does not receive voting instructions in the same proportion as the Shares for which it does receive voting instructions. Guardian Life will vote the Shares of the Fund that it owns beneficially in the same proportion as the Shares for which GIAC receives voting instructions. As a result, a relatively small number of Contract Owners may determine the outcome of a vote.

Other Business

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees’ intention that proxies which do not contain specific restrictions to the contrary will be voted on such other matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Adjournment

The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the vote of a majority of the shares of the Fund represented at the Meeting in person or by proxy. The persons named as proxies will vote all proxies that they are entitled to vote for the Proposal FOR such an adjournment with respect to the Proposal; any proxies required to be voted against the Proposal will be voted AGAINST adjournment as to the Proposal; proxies marked to abstain from voting on the Proposal will abstain from voting on adjournment as to the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders

The Trust’s Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Proxy Statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to the printing and sending of proxy materials.

Available Information

If more than one member of a household is an owner of record of a Variable Contract with amounts allocated to the Fund, only one copy of the Proxy Statement will be mailed to that address unless you instruct us otherwise. The Trust will furnish to you upon request, without charge, for each of the Fund and the Money Market Fund a copy of the prospectus and annual report for the fiscal year ended December 31, 2008, and a copy of the semi-annual report for the six-month period ended June 30, 2009. Please direct any such requests by telephone to 1-800-221-3253 or by writing to GIS at 7 Hanover Square, New York, New York 10004. A copy of each prospectus and annual and semi-annual report is also available at www.guardianinvestor.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON DECEMBER 14, 2009:

The Proxy Statement, the Annual Report to Shareholders for the fiscal year ended December 31, 2008, and the Semi-Annual Report to Shareholders for the six-month period ended June 30, 2009, for the Fund are available at www.guardianinvestor.com.

APPENDIX A

FORM OF PLAN OF LIQUIDATION

RS VARIABLE PRODUCTS TRUST

RS Asset Allocation VIP Series

This Plan of Liquidation (this “Plan”) is dated and is effective as of October 7, 2009, (the “Effective Date”) by RS Variable Products Trust (the “Trust”) on behalf of its separately designated series, the RS Asset Allocation VIP Series (the “Fund”). This Plan is intended to accomplish the complete liquidation and termination of the Fund in conformity with the provisions of the Trust’s Agreement and Declaration of Trust dated May 18, 2006 (the “Declaration of Trust”) and applicable law.

WHEREAS, pursuant to Article VIII, Section 4 of the Declaration of Trust, any series of the Trust may be terminated at any time by the affirmative vote of a “majority of the outstanding voting securities” of that series (as the quoted phrase is defined in the Investment Company Act of 1940, as amended) or by the Trustees by written notice to the shareholders of that series;

WHEREAS, at its meeting on October 7, 2009, the Board of Trustees of the Trust (the “Board”), considered and adopted this Plan as the method of liquidating and terminating the Fund (the “Liquidation”) subject to the approval of this Plan by the Fund’s shareholders (the “Shareholders”); and

WHEREAS, the actions taken pursuant hereto are intended to constitute a complete liquidation of the Fund, within the meaning of Section 331 or 332, as applicable, of the Internal Revenue Code of 1986, as amended (the “Code”);

NOW, THEREFORE, the Liquidation shall be carried out in the manner hereinafter set forth:

1. Liquidation Date. The Liquidation shall occur within 24 months of the Effective Date, expected to be on or about December 17, 2009 (the “Liquidation Date”).

2. Shareholder Meeting. The Board will call a Shareholder meeting to be held prior to the Liquidation Date in order to submit to the Shareholders this Plan for its approval or disapproval.

3. Sales of Shares Before Liquidation Date. Commencing on a date to be determined by the President of the Fund and continuing through the liquidation of the Fund on the Liquidation Date, the Fund shall be closed to all new purchases.

4. Liquidation of Assets. Prior to the Liquidation Date, the Fund shall have caused its portfolio securities and other assets to be sold or otherwise converted to cash or cash equivalents, to the extent practicable and consistent with the terms of this Plan.

5. Payment of Liabilities. Prior to the Liquidation Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the liquidating distribution described in Section 7 below.

6. Dividends. As part of this Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Code, the Fund shall declare one or more dividends to the Shareholders, taking into account all prior dividends declared during the current taxable year, on a date to be determined by the Treasurer of the Trust, to be paid on or before the Liquidation Date as the Treasurer of the Trust may deem necessary or appropriate to distribute (a) all of the Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gain, in each case earned or accrued: (i) in the current taxable year of the Fund through and including the Liquidation Date and (ii) in the taxable year of the Fund most recently ended, and in each case to the extent not otherwise distributed during the relevant taxable year in distributions that qualify for the dividends paid deduction; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code. For purposes of the foregoing, the total per share amounts of such dividend shall be determined by the Treasurer of the Trust and such determination shall be binding and conclusive for all purposes. Information concerning the sources of any dividend payment pursuant to this Section 6 will be provided to the Shareholders.

7. Liquidating Distribution. On the Liquidation Date, the Fund shall distribute a liquidating distribution consisting of cash to the Shareholders equal to each Shareholder’s interest in the remaining assets of the Fund as of the Liquidation Date (after the payments and creation of the reserves contemplated by Section 5 above, and after giving effect to any dividend declared pursuant to Section 6 above).

8. Termination of Fund. Upon completion of the liquidating distribution described in Section 7 above, in accordance with Article VIII, Section 4 of the Declaration of Trust, the Fund shall engage in no other business except to wind up its operations and completely terminate.

9. Expenses of the Liquidation. The Fund will pay the expenses of carrying out the Liquidation, including, without limitation, (1) expenses associated with the preparation and filing of a proxy statement relating to the Liquidation, (2) fees and disbursements of legal counsel and other professionals, (3) postage, printing and proxy solicitation costs; and (4) brokerage commissions and other direct expenses of liquidating portfolio investments.

10. Amendment of this Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of this Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund and the distribution of the liquidation proceeds to the Shareholders in accordance with the purposes to be accomplished by this Plan.

11. Governing Law. This Plan and all amendments hereto shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

A copy of the Declaration of Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. This Plan was executed or made by or on behalf of the Trust and the Fund by the Trustees or officers of the Trust as Trustees or officers and not individually, and the obligations of this Plan are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Fund.

RS VARIABLE PRODUCTS TRUST

PROXY FOR THE MEETING OF SHAREHOLDERS OF

RS ASSET ALLOCATION VIP SERIES

December 14, 2009

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement is available at www.guardianinvestor.com

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned, revoking any previously executed proxies, hereby appoints Terry R. Otton, Benjamin L. Douglas, and James E. Klescewski as proxies, each with full power of substitution, and hereby authorizes each of them singly to represent and to vote all shares of RS Asset Allocation VIP Series held of record by the undersigned on October 9, 2009, on the proposal specified on the reverse side, upon any matters incidental to such proposal, and upon any other business that may properly come before the Meeting of Shareholders to be held at 388 Market Street, San Francisco, California 94111 on December 14, 2009, at 9 a.m. Pacific time and at any adjournments thereof.

Receipt of the Notice of the Meeting and accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If this proxy is signed and dated properly, but gives no voting instructions, this proxy will be voted in favor of the proposal.

Please sign, date and return promptly in the enclosed postage-paid envelope.

Date , 2009

Signature(s) and, if applicable, Title(s)          (Sign in the Box)

Please sign exactly as your name(s) appear(s) on your account and this proxy card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this proxy signed by an authorized person, and that person’s title should be given.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ■

PLEASE DO NOT USE FINE POINT PENS.

1.	Approval of the Plan of Liquidation to liquidate RS Asset Allocation VIP Series and distribute the liquidation proceeds to the shareholders of RS Asset Allocation VIP Series, all as described in the attached Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting:
The Proxy Statement is available at www.guardianinvestor.com
THREE EASY WAYS TO PROVIDE YOUR VOTING INSTRUCTIONS
Read the Proxy Statement and have this card at hand.
TELEPHONE:	Call 1-888-221-0697 and follow the recorded instructions.
INTERNET:	Go to www.proxyweb.com and follow the on-line directions.
MAIL:	Vote, sign, date and return this card by mail.
If you vote by Telephone or Internet, you do not need to mail this card.

VOTING INSTRUCTION CARD

This Voting Instruction Card is solicited on behalf of The Guardian Insurance & Annuity Company, Inc.

The undersigned, revoking any previously executed voting instruction cards, hereby directs The Guardian Insurance & Annuity Company, Inc. (“GIAC”) to vote all shares of RS Asset Allocation VIP Series in which the undersigned has an interest as a contract owner on October 9, 2009, on the proposal specified on the reverse side, upon any matters incidental to such proposal, and upon any other business that may properly come before the Meeting of Shareholders to be held at 388 Market Street, San Francisco, California 94111 on December 14, 2009, at 9 a.m. Pacific time and at any postponements or adjournments thereof. GIAC will vote the outstanding shares in accordance with all voting instructions for the Fund actually received from contract owners by the close of business on December 11, 2009.

Receipt of the Notice of the Meeting and accompanying Proxy Statement which describes the matters to be considered and voted on is hereby acknowledged.

If this voting instruction card is signed and dated properly, but gives no voting instructions, GIAC will vote all shares of RS Asset Allocation VIP Series in which the undersigned has an interest as a contract owner FOR the proposal.

Please sign, date and return promptly in the enclosed postage-paid envelope.

Date , 2009

Signature(s) and, if applicable, Title(s) (Sign in the Box)

Please sign exactly as your name(s) appear(s) on your account and this voting instruction card. When signing as attorney-in-fact, executor, trustee, administrator, guardian or other capacity, please give full title. Corporate, partnership and trust owners should have this voting instruction card signed by an authorized person, and that person’s title should be given.

Guardian VIC (sc)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     ■

PLEASE DO NOT USE FINE POINT PENS.

1.	Approval of the Plan of Liquidation to liquidate RS Asset Allocation VIP Series and distribute the liquidation proceeds to shareholders of RS Asset Allocation VIP Series, all as described in the attached Proxy Statement.	FOR ☐	AGAINST ☐	ABSTAIN ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Guardian VIC (sc)